================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 1997

                           FUSION SYSTEMS CORPORATION
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                    0-23628                    52-0915080
-------------------------     ---------------------        ---------------------
      (STATE OF OTHER            (COMMISSION FILE              (IRS EMPLOYER
       JURISDICTION OF                NUMBER)                IDENTIFICATION NO.)
      INCORPORATION)

             7600 STANDISH PLACE
             ROCKVILLE, MARYLAND                              20855
      ---------------------------------             ---------------------------
            (ADDRESS OF PRINCIPAL                           (ZIP CODE)
             EXECUTIVE OFFICERS)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (301) 241-0300

                                 NOT APPLICABLE
           ---------------------------------------------------------
                   (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                               SINCE LAST REPORT)

================================================================================

ITEM 5.  OTHER EVENTS

  Amendment of Rights Plan

     On September 8, 1994, the Board of Directors of Fusion Systems Corporation (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of the Company's Common Stock, $0.01 par value (the "Common Stock"), issued to stockholders of record at the close of business on September 19, 1994 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting one one-hundredth of a share (a "Unit") of Series A Junior Participating Preferred Stock, $0.01 par value per share (the "Preferred Stock"), at a purchase price of $40.00 per Unit (the "Purchase Right"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston, N.A. (formerly The First National Bank of Boston), as Rights Agent (the "Rights Agent"), a copy of which was filed as Exhibit 4.1 to Form 8-K dated September 8, 1994, and such previous filing, including exhibits, is hereby incorporated by reference.

     On April 19, 1995, the Board of Directors and the Rights Agent amended the Rights Agreement (the amendment being referred to as the "First Amendment"). The First Amendment was filed as Exhibit 4.2 to Form 8-K dated April 19, 1995, and such previous filing, including exhibits, is hereby incorporated by reference.

     On June 30, 1997, the Board of Directors of the Company and the Rights Agent amended the Rights Agreement (the amendment being referred to as the "Second Amendment") a copy of which is attached hereto as Exhibit 4.3 and incorporated herein by reference. A description of the Rights under the Rights Agreement, as amended to date, is set forth below.

     The Rights are attached to all certificates representing Common Stock outstanding, and no separate Rights Certificates have been distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") other than Eaton Corporation ("Eaton") or any Affiliate of Eaton, has acquired, or obtained the right to acquire, beneficial ownership of more than 15% of the outstanding Common Stock (the "Stock Acquisition Date"), (ii) 10 business days following the commencement of a tender offer or exchange offer that may result in a person or group beneficially owning 15% or more of such outstanding Common Stock, other than a tender offer initiated by Eaton or an Affiliate of Eaton or (iii) 10 business days after the Continuing Directors (as defined in the Rights Agreement) of the Company shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its affiliates and associates, has become the Beneficial Owner of an amount of Common Stock which the Continuing Directors determine to be substantial (which amount shall in no event be less than 10% of the shares of Common Stock then outstanding) and a majority of the Continuing Directors (with the concurrence of a majority of the Independent Directors (as defined in the Rights Agreement)) determines, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate, that (a) such beneficial ownership by such person is intended to cause the Company to repurchase the Common Stock beneficially owned by such person or to cause pressure on the Company to take action or enter into such transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where such directors determine that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such beneficial ownership is causing or is reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers, impairment of the Company's ability to maintain its competitive position or impairment of the Company's business reputation or ability to deal with government agencies) on the business or prospects of the Company.

     Until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding, even without such notation, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Rights Agreement, the

Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights may be exercised so that only whole shares of Preferred Stock will be issued.

     The Rights are not exercisable until the Distribution Date and will expire at the close of business on September 19, 2004, unless earlier redeemed or exchanged by the Company as described below.

     As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, such separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors and except in connection with Common Stock issued upon the exercise of employee stock options issuable under employee stock benefit plans or upon the conversion of convertible securities issued hereafter, only Common Stock issued prior to the Distribution Date will be issued with Rights.

     In the event the Continuing Directors determine that a Person is an Adverse Person or, at any time following the Distribution Date, (i) the Company is the surviving corporation in a merger with an Acquiring Person and its Common Stock are not changed or exchanged, (ii) a Person becomes the beneficial owner of more than 15% of the then outstanding Common Stock (except pursuant to an offer for all outstanding Common Stock which the Independent Directors determine to be fair to, and otherwise in the best interests of, the Company and its stockholders), (iii) an Acquiring Person engages in one or more "self-dealing" transactions as set forth in the Rights Agreement, or (iv) during such time as there is an Acquiring Person, an event occurs which results in such Acquiring Person's ownership interest being increased by more than 1% (e.g., a reverse stock split), each holder of a Right will thereafter have the right to receive, upon exercise, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of the Common Stock at the date of the occurrence of the event. However, Rights are not exercisable following the occurrence of any of the events set forth above until such time as the Rights are no longer redeemable by the Company as set forth below. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by an Acquiring Person or Adverse Person will be null and void. The events set forth in this paragraph are referred to as "Section 11(a)(ii) Events."

     In the event that, at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation (other than a merger which follows an offer determined by the Board of Directors to be fair as described in clause (ii) of the preceding paragraph), or (ii) more than 50% of the Company's assets or earning power is sold or transferred, each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, that number of shares of common stock of the acquiring company which equals the exercise price of the Right divided by one-half of the current market price (as defined in the Rights Agreement) of such common stock at the date of the occurrence of the event. The events set forth in this paragraph and the Section 11(a)(ii) Events are collectively referred to as "Triggering Events;" provided that no Triggering Event shall be deemed to occur by reason of the approval, execution or delivery of the Agreement and Plan of Merger dated as of June 30, 1997 (the "Merger Agreement") by and among Eaton, ETN Acquisition Corp. and the Company, the announcement or consummation of the Offer or the Merger (as such terms are defined in the Merger Agreement) or the consummation of the other transactions contemplated by the Merger Agreement.

     At any time after the occurrence of a Section 11(a)(ii) Event, a majority of the Continuing Directors (as defined in the Rights Agreement) may exchange the Rights (other than Rights owned by an Acquiring Person or Adverse Person which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one Common Stock Equivalent (as defined in the Rights Agreement), per Right (subject to adjustment).

     The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or
(iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional Units will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

     In general, the Company may redeem the Rights in whole, but not in part, at any time until ten days following the Stock Acquisition Date, at a price of $0.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. The Company may not redeem the Rights if the Continuing Directors have previously declared a Person to be an Adverse Person. After the redemption period has expired, the Company's right of redemption may be reinstated if either (i) an Acquiring Person reduced his beneficial ownership to less than 15% of the outstanding Common Shares in a transaction or series of transactions not involving the Company, or (ii) the redemption of the Rights, with, where required, the concurrence of the Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.01 per Right redemption price.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above.

     Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the earlier to occur of the determination that a Person is an Adverse Person or the Distribution Date. After the earlier of such events, the provisions of the Rights Agreement may be amended by the Board of Directors (in certain circumstances with the concurrence of the Continuing Directors) in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights (excluding the interest of any Acquiring Person or any Adverse Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

  Contingent Rights Agreement

     In connection with the Agreement and Plan of Merger dated as of June 30, 1997 among Eaton Corporation ("Parent"), ETN Acquisition Corp. ("Purchaser") and the Company (the "Merger Agreement"), on June 29, 1997, the Board of Directors of the Company declared a dividend distribution of one Contingent Payment Right ("Contingent Right") with respect to (i) each share of common stock of the Company, $0.01 par value (the "Common Stock"), issued to stockholders of record at the close of business on July 25, 1997 (the "Record Date"), and (ii) each share of Common Stock issued between the Record Date and the earlier of December 31, 1997 or the Redemption Date (as defined in the Contingent Payment Rights Agreement between the Company and a trustee (the "Trustee") mutually acceptable to the Company, Parent and the Purchaser) upon exercise of options to purchase Common Stock issued under the Company's 1984 Stock Option Plan, 1994 Stock Option Plan, 1994 Non-Employee Director Stock Option Plan and 1994 Employee Stock Purchase Plan and outstanding on the Record Date. The Contingent Rights will be distributed on September 23, 1997 (the "Distribution Date") to holders of record as of the Record Date. The Company shall use reasonable efforts to cause the Contingent Rights to be registered under the Exchange Act prior to the Distribution Date, although there can be no assurance that such registration will be effective at such time or at all. The Contingent Rights shall not be transferable by the holders thereof unless and until such registration is effective. THERE IS CURRENTLY NO PUBLIC MARKET FOR THE CONTINGENT RIGHTS, AND THE PRICES AT WHICH THE CONTINGENT RIGHTS MAY TRADE CANNOT BE PREDICTED. NO ASSURANCE CAN BE GIVEN THAT AN ACTIVE PUBLIC MARKET FOR THE CONTINGENT RIGHTS WILL DEVELOP OR THAT ANY CONTINGENT PAYMENT THEREUNDER WILL EVER BE PAID TO HOLDERS THEREOF PURSUANT TO THE CONTINGENT RIGHTS. Until such securities are fully distributed and an orderly market develops, the prices at which trading occurs may fluctuate significantly. Trading prices will be determined by the market and may be influenced by many factors, including, among others, the depth and liquidity of the market for such securities, investor perception of the Company, the prospects for payment pursuant to the Contingent Rights, and general economic and market conditions.

     The following is a summary of certain material provisions of the Contingent Rights and the Contingent Rights Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the complete text of the Contingent Rights Agreement, the form of which is filed as Exhibit 4.4 hereto and is incorporated herein by reference.

     The Contingent Rights will be unsecured obligations of the Company and will rank equally with all other unsubordinated indebtedness of the Company. Pursuant to the Contingent Rights Agreement, if a Change in Control (as defined herein) of the Company (pursuant to the Offer, the Merger or with or by a party unaffiliated with Parent or the Purchaser) occurs prior to December 31, 1997 each registered holder of a Contingent Right on the close of business on March 31, 1999 (the "Contingent Payment Date") will be entitled to receive in respect of each Contingent Right held unless the Contingent Rights have been extinguished or redeemed pursuant to their terms, the amount (the "Contingent Payment") of cash determined by the following schedule, where "Net Sales" of the Company means the amount of net sales reflected on the audited income statement of the Company and its consolidated subsidiaries for the calendar year beginning January 1, 1998 and ending December 31, 1998 (the "Contingent Payment Period"):

                      NET SALES OF THE COMPANY FOR THE
                         CONTINGENT PAYMENT PERIOD                  CONTINGENT PAYMENT
          --------------------------------------------------------  ------------------
          $149,000,000 or greater.................................        $ 5.00
          $141,000,000............................................        $ 3.50
          $134,000,000............................................        $ 2.25
          $127,000,000............................................        $ 1.00
          $122,000,000 or less....................................        $ 0.00

     If the Company's Net Sales for the Contingent Payment Period fall between two of the levels specified in the above schedule, the amount of the Contingent Payment for each Contingent Right shall be made by interpolation pursuant to a formula set forth in Section 3.01(c) of the Contingent Rights Agreement.

     Pursuant to the Contingent Rights Agreement, a "Change of Control" of the Company shall be deemed to have occurred if:

          (i) there shall be consummated any reorganization, recapitalization, consolidation or merger, or sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets, of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (a) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of, as of the date of determination, the outstanding shares of Common Stock of the Company (the "Outstanding Common Shares") and outstanding voting securities having a right to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transactions owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Voting Securities, as the case may be, (b) no Person (as defined in the Contingent Rights Agreement) (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation and (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board of Directors of the Company as of the date of the Contingent Rights Agreement; or

          (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company; or

          (iii) any person (as such term is used in the Sections 13(d) and 14(d)(2) of the Exchange Act) other than the Company, or any employee benefit plan sponsored by the Company, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing twenty-five percent (25%) or more of either (i) the then Outstanding Common Shares or (ii) the Outstanding Voting Securities; provided, however, that an acquisition by any corporation pursuant to a transaction which complies with clauses (a), (b), and (c) of paragraph (i) above shall not be deemed to be a Change of Control; or

          (iv) individuals which constituted the Board of Directors of the Company as of the date of the Contingent Rights Agreement shall cease for any reason to constitute at least a majority thereof.

     The Company may, at its option, at any time after the occurrence of a Change of Control, redeem the then outstanding Contingent Rights, in whole or in part, at $5.00 per Contingent Right, without interest. In addition, the Contingent Rights shall be extinguished without payment therefor and will have no further force and effect (i) on December 31, 1997, if no Change of Control has occurred prior to such date or (ii) on March 31, 1999 if the Net Sales of the Company for the Contingent Payment Period shall not have exceeded $122,000,000.

     Pursuant to the Contingent Rights Agreement, the Company must use reasonable efforts during the Contingent Payment Period to operate its business in the ordinary course and substantially as operated heretofore; provided, however, that the foregoing shall not prevent the Company from operating the business of the Company in accordance with its business judgment to enhance the growth and profitable development of the Company's business, so long as the Company is not motivated by an intention to diminish the value of the Contingent Rights. The Company must cause all properties used or useful in the conduct of its business or the business of any Subsidiary (as defined in the Contingent Rights Agreement) to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that the foregoing shall not prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined by the Board of Directors in good faith, desirable in the conduct of its business or the business of any Subsidiary. In addition, the Company must not engage in material transactions with Affiliates other than subsidiaries of the Company, or material transactions with other persons which are primarily for the benefit of such Affiliates, which would reduce Net Sales during the Contingent Payment Period, except on terms that are comparable to those that would be obtained from unaffiliated parties on an arms-length basis. The Company is also prohibited from merging or consolidating with or into any other Person (as defined in the Contingent Rights Agreement) or from selling or conveying all or substantially all of its assets to any Person, unless (i) either the Company remains as the continuing corporation or such Person is organized under the laws of the United State of America or any State thereof and expressly assumes the due and punctual payment of the Contingent Rights and the performance and observance of all covenants and conditions under the Contingent Rights Agreement, and (ii) the Company or such successor corporation, as the case may be, is not, immediately after such merger or consolidation, or such sale or conveyance, in default in performance of any such covenant or condition.

     The following will be "Events of Default" under the Contingent Rights
Agreement: (i) default in the payment of the Contingent Payment when the same shall become due and payable, and continuance of such default for a period of 30 days; or (ii) default in the performance, or breach, of any covenant of the Company in the Contingent Rights Agreement, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the registered holders of at least 25% of the outstanding Contingent Rights, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default"; (iii) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (iv) the Company shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator or similar official, of the Company or for any substantial part of its property, or make any general assignment for the benefit of creditors.

     If a default in payment of the Contingent Payment occurs when and as such Contingent Payment becomes due and payable and such default continues for a period of 30 days, then upon demand of the Trustee, the Company will pay the Contingent Payment to the Trustee for the benefit of the registered holders of the Contingent Rights, as well as any other amount sufficient to cover the costs and expenses of collection of such Contingent Payment. In addition, if an Event of Default has occurred, and has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by the Contingent Rights Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights.

     No registered holder of the Contingent Rights has any right by virtue of the Contingent Rights Agreement to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, unless the registered holders of 25% of the then outstanding Contingent Rights make a written request upon the Trustee to institute such action or proceedings in its own name as trustee under the Contingent Rights Agreement and have offered the Trustee reasonable indemnity as it may require against any costs, expenses and liabilities that the Trustee may incur. The right of any registered holder of the Contingent Rights to receive payment of the Contingent Payments payable on or after the Contingent Payment Date, or to institute suit for the enforcement of any such payment, will not be impaired or affected with the consent of such holder. The registered holders of a majority of the then outstanding Contingent Rights may waive certain Events of Default and its consequences, except a default in respect of a covenant or provision of the Contingent Rights Agreement which cannot be modified or amended without the consent of the registered holder of each Contingent Right affected.

     The Contingent Rights Agreement provides that the Trustee shall, within 90 days after the occurrence of a default, give to the registered holders of the Contingent Rights notice of all uncured defaults known to it, but the Trustee shall be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interest of such registered holders.

     Without the consent of any of the registered holders of the Contingent Rights, the Company and the Trustee may modify and amend the Contingent Rights Agreement, in the form satisfactory to the Trustee, (i) in order to convey, transfer, assign, mortgage or pledge any property or assets to the Trustee as security for the Contingent Rights, (ii) to provide for a guarantee by any Person (as defined in the Contingent Rights Agreement) of some or all of the obligations of the Company under the Contingent Rights Agreement for the benefit of the registered holders of the Contingent Rights, (iii) to add further covenants, restrictions, conditions or provisions to the Contingent Rights Agreement as the Company's Board of Directors and the

Trustee consider to be for the protection of the registered holders of the Contingent Rights, (iv) to cure any ambiguity or to make changes that do not adversely affect the interests of the registered holders of the Contingent Rights in any material respect. With the consent of not less than a majority of the registered holders of the then outstanding Contingent Rights, the Company and the Trustee may modify and amend the Contingent Rights Agreement and the Contingent Rights for the purpose of adding, eliminating or changing any provision therein, or to modifying in any manner the rights of the registered holders of the Contingent Rights under the Contingent Rights Agreement; provided, however, that no such amendment will, without the consent of the registered holder of each then outstanding Contingent Right, (i) modify the definition of Contingent Payment Period, Contingent Payment, Contingent Payment Date, or Net Sales as such terms are defined in the Contingent Rights Agreement, or otherwise reduce the amounts payable in respect of the Contingent Rights or
(ii) reduce the amount of the outstanding Contingent Rights.

     The Company has not yet executed a definitive Contingent Rights Agreement with a financial institution to serve as trustee thereunder. Pending such execution, the Company reserves its rights, subject to the consent of the Parent, to alter the form of Contingent Rights Agreement, including an amendment to replace the contemplated use of a trustee in favor of the use of a payment agent. No such alteration or amendment will affect the financial terms or time periods applicable to the Contingent Rights.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

EXHIBIT NO.                                         EXHIBIT
-----------     --------------------------------------------------------------------------------
    4.1         Rights Agreement, dated as of September 8, 1994, between Fusion Systems
                Corporation and The First National Bank of Boston, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights
                Certificate, and as Exhibit C the Summary of Rights to Purchase Preferred Stock
                (incorporated herein by reference from Form 8-K dated September 9, 1994).

    4.2         First Amendment to Rights Agreement, dated as of April 19, 1995, between Fusion
                Systems Corporation and The First National Bank of Boston and Certificate of
                Amendment, dated as of April 19, 1995, by Fusion Systems Corporation
                (incorporated herein by reference from Form 8-K dated April 19, 1995).

    4.3         Second Amendment to Rights Agreement, dated as of June 30, 1997, between Fusion
                Systems Corporation and BankBoston, N.A. (formerly known as The First National
                Bank of Boston).

    4.4         Contingent Payment Rights Agreement between the Company and trustee mutually acceptable to the Company, Parent and the Purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 1997                              FUSION SYSTEMS CORPORATION

                                          By: /s/ Leslie S. Levine
                                            ------------------------------------
                                            Name: Leslie S. Levine
                                            Title:   President and Chief
                                                     Executive Officer

                                 EXHIBIT INDEX

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  EXHIBIT NO.                                  DESCRIPTION
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
      4.1       Rights Agreement, dated as of September 8, 1994, between Fusion Systems
                Corporation and The First National Bank of Boston, which includes as
                Exhibit A the Form of Certificate of Designations, as Exhibit B the Form
                of Rights Certificate, and as Exhibit C the Summary of Rights to Purchase
                Preferred Stock (incorporated herein by reference from Form 8-K dated
                September 9, 1994). ......................................................
      4.2       First Amendment to Rights Agreement, dated as of April 19, 1995, between
                Fusion Systems Corporation and The First National Bank of Boston and
                Certificate of Amendment, dated as of April 19, 1995, by Fusion Systems
                Corporation (incorporated herein by reference from Form 8-K dated April
                19, 1995). ...............................................................
      4.3       Second Amendment to Rights Agreement, dated as of June 30, 1997, between
                Fusion Systems Corporation and BankBoston, N.A. (formerly known as The
                First National Bank of Boston). ..........................................
      4.4       Contingent Payment Rights Agreement between the Company and trustee mutually acceptable to the Company, Parent and the Purchaser..............
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